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                                 EXHIBIT 10.1

                                   AMENDMENT
                                    TO THE
                            GAS PURCHASE AGREEMENT
                               DATED MAY 3, 1994


        THIS AMENDMENT (the "May 1996 Amendment"), made and entered into as of the 16th day of May, 1996 and effective as of the 1st day of April, 1996 between Dominion Black Warrior Basin, Inc. ("Seller") and Sonat Marketing Company L.P. ("Buyer").

                                  WITNESSETH

        WHEREAS, Buyer and Seller entered into a Gas Purchase Agreement dated May 3, 1994 (the "1994 Agreement"); and

        WHEREAS, Buyer and Seller amended the 1994 Agreement to extend the primary term thereof and to change the price payable for Excess Quantity gas by Amendment dated April 1, 1996(the "April 1996 Amendment"); and

        WHEREAS, Buyer and Seller desire to further amend the 1994 Agreement to clarify the intent and provisions of the April 1996 Amendment;

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby mutually understand and agree as follows:

        1. Section 6.1 of the 1994 Agreement shall be deleted in its entirety and the following substituted therefor:

             6.1 Subject to the provisions of the April 1996 Amendment and the May 1996 Amendment, this Agreement shall remain in full force and effect for a primary term extending through December 31, 2001, and thereafter for a secondary term extending for the life of the gas reserves in the Field.
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        IN WITNESS WHEREOF, the parties hereto have executed the May 1996
Amendment in duplicate originals as of date hereinabove first written.

Witnesses:                              SONAT MARKETING COMPANY L.P.

  /s/                                   By  /s/  EDWARD S. CRENSHAW
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                                             Edward J. Crenshaw
  /s/
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Witnesses:                              DOMINION BLACK WARRIOR BASIN, INC.

  /s/                                   BY  /s/ G. E. LAKE, JR.
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                                             G. E. Lake, Jr.

  /s/
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